Sorrento Therapeutics, Inc. (STI) Next-Generation Targeted and Personalized Cancer Therapeutics Jefferies 2013 Global Healthcare Conference June 6, 2013 Exhibit 99.1

Safe Harbor Statement           OTC Symbol: SRNE
Pro Forma for
Merged Sorrento + IGDRASOL
This presentation contains "forward-looking statements," as that term is defined under the Private
Securities Litigation Reform Act of 1995 (PSLRA), including statements regarding expectations, beliefs or intentions regarding our business, technologies and products strategies or prospects. Actual results may differ from those projected due to a number of risks and uncertainties, including, but not limited to, the possibility that some or all of the pending matters and transactions being considered by the
Company may not proceed as contemplated, and by all other matters specified in Company's filings with the Securities and Exchange Commission, as well as risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and product candidates.
These statements are made based upon current expectations that are subject to risk and uncertainty and information available to the Company as of the date of this presentation. The company does not undertake to update forward-looking statements in this presentation to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Assumptions and other information that could cause results to differ from those set forth in the forward-looking information can be found in the Company's filings with the Securities and Exchange Commission, including its most recent periodic report. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

3 Oncology Product Candidates G-MAB ® Immuno- therapy mAbs Cynviloq ™ Phase 3 Ready AfDC Next-Gen ADC

4 TUMOR Abraxane ® ADC (Adcetris ® , Kadcyla™ ) Combo Therapy (Abraxane ® + Avastin ® ) The Target Oncology Markets mAb (Avastin ® , Herceptin ® , Yervoy ® ) +

Significant Value Drivers
Abraxis/Celgene
Genentech
Cambridge Antibody Technology
Seattle Genetics (SGEN): ~$4B Market Cap
Immunogen (IMGN): ~$1.5B Market Cap
Abraxane
®
MBC approval
Abraxis acq’d by
Celgene for $3B+
Abraxane
®
NSCLC approval
Abraxane
®
MBC sales:
$427M
Abraxane
®
PC
approval (exp’d)
2005
2010
2012 2013
Genentech acq’d by
Roche for ~$106B
Avastin
®
+ Herceptin
®
(~$12B)
Humira
®
(~$10B)
2009
2013
Adcetris
®
approval
2013
2011
KADCYLA
®
approval
2006
CAT acq’d by
AZ for $1.3B
Abraxane
®
mAbs
ADC

TUMOR
G-MAB
®
Cynviloq™ + G-MAB
®
Next Generation Cancer Therapeutics
Cynviloq™
• High-diversity, human Ab library
• 10+ lead mAb programs
• Immunotherapies
(Oncology, non-oncology and rIVIG)
• FTO and no stacking royalty
• Paclitaxel
polymeric micelle
• Phase 3-ready
• Competitive vs.
Abraxane
®
• Single source
• Combination therapy
• No stacking royalty
• Single source
• G-MAB
®
or biosimilar mAbs
• Proprietary formulation
+
AfDC:
Antibody formulated Drug Conjugate

INDICATION
INDICATION > TARGET
G-MAB
®
Metastatic Breast Cancer (505(b)(2) BE)*
Non-Small Cell Lung Cancer (505(b)(2) BE)*
Bladder Cancer (sNDA)
Ovarian Cancer (sNDA)
Pancreatic Cancer (505(b)(2) BE)*
Oncology > PD-L1, PD-1, other
Inflammation > PD-L1, CCR2, other
Infectious Disease > MRSA
Q4 2013
Q4 2013
H1 2015
H1 2015
AfDC
Oncology > c-Met, CXCR5, other
Q4 2013 H1 2015
* Subject to EOP2 meeting with FDA scheduled for Q3 2013
Multiple Strategic Partnership Opportunities
H1 2014
2016
H1 2015
H2 2015
Pipeline
Cynviloq™

8
Management Team

Henry Ji, Ph.D.
President, CEO & Director
• Inventor of STI G-MAB
®
Technology
• President & CEO of Stratagene Genomics
• VP of CombiMatrix and Stratagene
CombiMatrix, Stratagene,
Stratagene Genomics,
Human Genome Sciences
Vuong Trieu, Ph.D.
Chief Scientific Officer
• Founder and CEO of Igdrasol
• Instrumental in the approval of Abraxane
®
• Co-inventor of IP covering Abraxane
®
• Led and developed the pipeline for Abraxis Biosciences
resulting in its sale for $2.9B
Abraxis BioScience (ABI),
Celgene, AME (Eli Lilly),
Genetic Therapy Inc.
(Novartis)
George Uy
Chief Commercial Officer
• Directed the highly successful launch of Abraxane
®
,
Xeloda
®
& Fusilev
®
• Built commercial infrastructures and organizations in
startup companies
ABI, Spectrum Pharma,
Hana Biosciences, Roche
Jaisim Shah
Chief Business Officer
• $430M sale of Elevation Pharmaceuticals to Sunovion-
Dainippon
• $1.15B PDL-BMS global collaboration
• $800M PDL-Biogen Idec collaboration
• $200M sale iv Busulfex to Otsuka
Elevation, Roche, BMS,
Facet Biotech, PDL, Cytrx,
Zelos
Richard Vincent
CFO and Director
• $430M sale of Elevation to Sunovion-Dainippon
• Meritage Pharma option agreement with ViroPharma
($90M upfront + milestones)
• $310M sale of Verus Asthma program to AZ
• Elan: various acquisitions and divestitures with
aggregate values in excess of $300M
Elevation, Meritage,
Suneva Medical, Verus,
Women First Healthcare,
Elan, Phase Metrics,
Deloitte & Touche

9 Oncology Franchise Phase 3 candidate Cynviloq™

10 What is Cynviloq™? Proprietary Paclitaxel Polymeric Micelle paclitaxel Poly(ethylene glycol) hydrophilic shell Poly(D,L-Lactide) hydrophobic core Cynviloq™ 10

Mean size
80 nm
Cynviloq™
paclitaxel
polymeric micelle
Chemical polymer:
Poly-lactide and polyethylene
glycol diblock copolymer
Mean size
130 nm
Biological polymer:
Donor-derived human serum
albumin (HSA)
260 mg/m
2
Taxol
®
paclitaxel
Cremophor EL excipient:
Polyoxyethylated castor oil
Formulation
Generation
175 mg/m
2
Maximum Tolerated
Dose (MTD)
Evolution of Paclitaxel Therapy
11
1
2
3
Abraxane
®
-paclitaxel
300 mg/m
2
st
nd
rd
nab

Cynviloq™ Taxol
®
Abraxane
®
Cynviloq™
Advantage
Maximum Tolerated
Dose (mg/m
2
)
>300 175 260
Potential for
higher efficacy
Rapid reconstitution:
no foaming concerns
Convenience for
busy practices and
pharmacies
No donor-derived human
serum albumin (HSA)
No viral / prion
concerns
Convenient storage
conditions
No requirement for
controlled temp
storage
No microbial growth Chemical polymer
Cremophor-free Reduced side effects
Advantages vs. Competitors:
Taxol
®
& Abraxane
®
Taxol
®
is a registered trademark with Bristol-Myers-Squibb. Abraxane
®
is a registered trademark with Celgene.

•
>300 mg/m²
(q3w) vs. 175 mg/m²
(Taxol
®
; weekly) and 275 mg/m
²
(Abraxane
®
; q3w)
• Data suggestive of efficacy comparable to historic data for
Abraxane
®
and superior to historic Taxol
®
data or Standard-of-Care
• Possible Phase 3 sNDA programs in these tumor types
• GPMBC301.  An Open-label, Randomized, Parallel, Phase 3 Trial to Evaluate the
Efficacy and Safety of Genexol-PM
®
Compared to Genexol
®
(Paclitaxel with
Cremophor EL) in Subjects with Recurrent or Metastatic BC; n=105
(Genexol-PM
®
); n=104 (Genexol
®
)
• Interim analysis suggests ORR superior to Taxol
®
and comparable to historic
Abraxane
®
efficacy
• Efficacy and safety data supportive of 505(b)(2) BE submission
•
Efficacy and safety data supportive of 505(b)(2) BE submission
Clinical Efficacy & Safety Summary
Cancer Center, Russia, S. Korea)
Trials established higher MTD (total n=80; in US - Dana Farber Cancer Inst.,
Russia, S. Korea)
Completed trials in MBC, NSCLC, PC, OC, BC (total n=259; in US – Yale Phase 2:
Phase 1:
Ongoing trial for MBC (n=209; in S. Korea)
Phase 3:
Completed for MBC and NSCLC (total n=502)
PM-Safety:
Total number of patients across all trials: 946

Comparison of Clinical Efficacy in MBC:
Phase 3 Trials
Overall
Response
Rate
(%)
US approval for Abraxane ® in MBC and NSCLC for non-inferiority against Taxol ® based on ORR
* No obvious ethnic differences seen between ORR in trials
*  Interim data from trial; OS and PFS analyses ongoing
United States
Cynviloq™ Taxol
®
Abraxane
®
CA012
Abraxane
®
CA201
Taxol
®
Taxol
®
China South Korea*
p = 0.03
p = 0.001
p = 0.025
0
5
10
15
20
25
30
35
40
45
n=105 n=104
n=209 n=205 n=81 n=82

Abraxane
®
nanoparticles
at concentrations above its critical
micelle concentration*
* Data on file
FBS = fetal bovine serum
Paclitaxel released from both formulations binds to albumin in the blood and exploits albumin-transport pathway into the tumor
Cynviloq™ polymeric micelles
at concentrations above its critical
micelle concentration*
Absence of nanoparticles at
physiological concentration
Absence of nanoparticles at
physiological concentration
Size (nm)
Nanoparticle Disintegration
Size (nm)
g/mL

Cynviloq™
data on file
* Gardner et all, 2008
•
PK BE was calculated as 95% confidence interval (CI)
•
Ratio T/R (Cmax and AUCinf) within 80-125% (90% CI)
Comparison of mean non-compartmental pharmacokinetic parameters of
Cynviloq™ (T) and Abraxane
®
(R) @ 260 mg/m
2
with 30 min infusion time:
C
max
(ng/mL)
Ratio
C
max
(T)/C
max
(R)
AUC
inf
(ng*h/mL)
Ratio
AUC
inf
(T)/AUC
inf
(R)
Cynviloq
TM
(Simulated PK)
19486
99.6%
22198
109.2%
Abraxane
®
(Actual PK)*
19556 20324
Simulated PK Parameters Supportive
of 505(b)(2) BE: Cynviloq™ vs. Abraxane
®

17
•
•
•
EOP2 meeting with FDA to discuss BE protocol and site selection
(Q3 2013)
•
Initiate BE studies (Q4 2013)
- One cross-over study (n=66) at dose of 260 mg/m
2
- 12 months duration
- ~$3M
•
NDA filing (H1 2015)
•
FDA approval for all current (H1 2016 for MBC and NSCLC) and future Abraxane
®
(PC and MM) indications
STI’s
Business
Strategy
505(b)(2) BE Timeline

BE Registration Trial and Commercial Launch for MBC / NSCLC
EU Rights for Partnership

Cynviloq™
Phase 2 (Korea)*
n=34
#
Best Supportive Care (BSC)
Phase 2 (Japan) **/ Phase 3 (EU)***
n=23** / n=108***
2 line
260 mg/m (cycle 1)
300 mg/m (cycles 2-4)
q3w
Designed to prevent and
control the side effects of
cancer and its treatment
Overall Response Rate 21% - / 0%***
Progression Free Survival 2.7 M - / 1.5 M***
Overall Survival
6.5 M 2.3 M** / 4.3 M***
* Invest New Drugs (2012) 30:1984–1990
# advanced urothelial carcinoma patients  refractory to gemcitabine and cisplatin
** AUA- San Diego May 4th-8
th
; *** JCO (2009): 4454-61
Summary:
• High unmet need with no FDA approved 2
nd
line drug
• Generally well-tolerated and demonstrated clinical ORR
• Phase 3-ready for development as 2
nd
line chemotherapy in patients
refractory to platinum-based therapy
Cynviloq™
Bladder Cancer - vs. Historic BSC
Clinical Experience:
2
2
nd

19
•
Registration Trial and Commercial Launch for BC
•
EU Rights for Partnership
STI’s
Business
Strategy
sNDA Timeline for Bladder Cancer
• Phase 3 study preparation (Q3 2013)
- No approved 2nd line treatment; ~15,000 deaths annually (US)
• Orphan Drug Status Designation (Q4 2013)
- 7-year marketing exclusivity
- Enhanced R&D credit
• “First Patient In” (H1 2014)
- n=400 (~200 patients each arm) vs. BSC
- 18-24 months duration
- $20M
• 505(b)(2) sNDA filing for 2nd line treatment (H1 2016)

20 Therapeutic Antibody Engine G-MAB ® Immuno- therapy mAb candidates

•
Proprietary amplification
–
RNA amplification for
variable domains
STI Technology
•
Very high diversity:
V
H
: 7.1 x 10
7
V
L
: 2.9 x 10
8
Combined: 2.1 x 10
16
•
High successful hit rate
Library Quality
•
FTO
•
Issued and pending
patents on G-MAB
®
library and individual
mAbs
•
No royalty burden
Intellectual
Property
G-MAB ® Library
Difficult targets: GPCR

Potent mAbs Generated From G-MAB ® Library
Difficult Targets:
Small Molecules
Low molecular weight antigens
(< 2,500 Da; “haptens”)
Validated and/or Hot Targets:
Medium-sized antigens
Soluble protein ligands
or cell surface receptors
Most Difficult Targets:
Large Complex Molecules
G protein-coupled receptors
(GPCRs)
• Auto-Inducing Peptides (AIPs)
-
Methicillin-resistant S. aureus
(MRSA)
-
Clostridium difficile
(C.diff)
• PD-L1
• PD-1
• c-Met
• VEGFR2
• EGFR
• ErbB3
• CCR2
• CCR6
• CXCR3
• CXCR5
Size of Target Antigen

Days After Disease Induction
STI-B0201 (D1) - prophylactic
STI-B0201 (D1) - therapeutic
PBS
Inflammation: Anti-CCR2 mAb Efficacious in
Multiple Sclerosis (EAE) Model
Summary:
• STI-B0201 identified from G-MAB
®
library has superior binding properties to CCR2
compared to competitor mAb
• STI-B0201 stabilizes disease when given prior to or after onset of symptoms
mAb
Cell Binding - hCCR2
(EC
50
– nM)
STI-B0201 (D1) 0.17
MLN1202 21

Immunotherapy: Anti-PD-L1 mAbs Exhibit Potent
Immune Modulation In Vitro
Summary:
STI anti-PD-L1 mAbs identified from G-MAB
®
library at least
as potent as competitor’s mAb (best listed in patent)
C)
Anti-PD-L1 mAbs trigger:
A) Enhancement of T cell activation
B) Increased interleukin-2 (IL-2)
C) Increased interferon- (IFN- )
A)
B)

Immunotherapy: Anti-PD-1 mAbs Exhibit Potent
Immune Modulation In Vitro
Summary:
STI anti-PD-1 mAbs identified from G-MAB
®
library at least
as potent as competitor’s mAb (best listed in patent)
B)
C)
A)
Anti-PD-1 mAbs trigger:
A) Enhancement of T cell activation
B) Increased interleukin-2 (IL-2)
C) Increased interferon- (IFN- )

Multiple Strategic Partnership Opportunities
ONCOLOGY
PD-L1
INFLAMMATION
ONCOLOGY /
INFLAMMATION
(GPCR)
INFECTIOUS
DISEASE
PD-1
c-Met
VEGFR2
EGFR
ErbB3
PD-L1
RAGE
CGRP
CCR2
CXCR3
CXCR5
MRSA
CCR6
(STI-A100X)
(STI-A110X)
(STI-A060X)
(STI-A020X)
(STI-A050X)
(STI-B010X)
(STI-B120X)
(STI-B150X)
(STI-B020X)
(STI-A120X)
(STI-B030X)
(STI-C020X)
(STI-B100X)
(STI-A0168)
H1 2015
H2 2015
G-MAB ® Pipeline
H1 2015

27 Antibody formulated Drug Conjugate (AfDC) AfDC Next-Gen ADC

AfDC Advantage
Requires:
• Prodrug synthesis
• Linker chemistry
• ADC internalization
Drug released
in cancer cell
Enables:
• Single source
• Drug formulation
• mAb-payload combinations
Drug released
in TUMOR
28
ADC AfDC
STI’s
Business
Strategy
•
Advance 1 AfDC Project/Year to Clinical Proof-of-Concept
•
Strategic Partnerships

Xenograft model – 5x10
6
U118 human glioblastoma cells
treatment
initiated
Days After Tumor Inoculation
STI-A0601 (A1)
STI-A0602 (E1)
STI-A0603 (H8)
PBS
Oncology: Anti c-Met mAbs Exhibit Potent
Anti-Tumor Activity In Vivo
Summary:
STI mAbs identified from G-MAB
®
library all
demonstrate potent suppression of tumor growth.
0
100
200
300
400
500
600
700
800
900
1000
7 10 12 14 17 19 21 24 26 28 31 33 35

AfDC Opportunities
Multiple Strategic Partnership Opportunities
B-W-B (Bio-Way-Better) Candidates
EGFR (Erbitux
®
)
Her2 (Herceptin
®
)
CD20 (Rituxan
®
)
VEGFR2
EGFR
c-Met
ErbB3
IGF-1R
CXCR5
CXCR3
Biosimilar
mAb
G-MAB
®

31 Positioning to Become an Oncology Leader Cynviloq ™ G-MAB ® AfDC Next-Gen ADC Immuno- therapy mAbs Phase 3 Ready

Sorrento Therapeutics, Inc. (SRNE) 32

33 Sorrento Therapeutics, Inc. (SRNE) Next-Generation Targeted and Personalized Cancer Therapeutics Contact: Henry Ji President and CEO hji@sorrentotherapeutics.com (858) 668-6923